UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2024 (July 5, 2024)

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Core & Main, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

1830 Craig Park Court
St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Appointment of Michael Huebert as President
Effective as of July 5, 2024 (the “Effective Date”), the Board of Directors (the “Board”) of Core & Main, Inc. (“Core & Main” or the “Company”) appointed Michael G. Huebert, age 51, as President of the Company, overseeing certain initiatives aligned with Core & Main’s growth strategy. Prior to joining Core & Main, Mr. Huebert most recently served as executive vice president of sales at Advanced Drainage Systems, Inc. (“ADS”), from June 2022 until his appointment by the Company, where he oversaw field sales and engineering, national accounts and retail sales teams. Prior to that position, Mr. Huebert served in various other leadership roles for ADS, including senior vice president of sales from September 2020 to June 2022, and vice president of field sales from 2018 to 2020. Mr. Huebert holds a bachelor of business administration degree in marketing from Fresno State University.
In connection with his appointment, the Company and Mr. Huebert entered into an at-will employment agreement, effective as of the Effective Date. The employment agreement reflects the following material terms:
•an annual salary of $450,000;
•an annual performance bonus of up to 75% of Mr. Huebert’s annual salary in the event the Company achieves certain performance targets;
•eligibility to participate in such insurance, disability, health, and medical benefits and retirement plans or programs as are from time to time generally made available to the Company’s executive employees, pursuant to the Company’s policies and subject to the conditions and terms applicable to such benefits, plans or programs;
•upon a termination of employment without “cause” or by the executive for “good reason,” Mr. Huebert is entitled to receive, among other things, a payment equal to 12 months’ base salary paid in equal installments over the 12-month period following termination and execution of a release of claims; and
•restrictive covenants including non-compete and non-solicit covenants.
Mr. Huebert’s compensation is subject to review and adjustment on an annual basis by the Company’s Board of Directors and the Talent and Compensation Committee of the Board of Directors.
In connection with his appointment as President but conditioned on Mr. Huebert commencing employment with the Company, which is expected to occur on July 22 2024, the Talent and Compensation Committee of the Board approved the following grants of equity incentives to Mr. Huebert pursuant to the Core & Main, Inc. 2021 Omnibus Incentive Plan (the “Plan”): (a) annual equity awards that vest in three equal installments on March 7 of each of 2025, 2026 and 2027, comprised of: (i) options to acquire shares of the Class A Common Stock of the Company with an aggregate fair value of $506,250; and (ii) restricted stock units (“RSUs”) with an aggregate fair value of $168,750; and (b) additional equity awards that vest in two equal installments on the first and second anniversary of the Effective Date, comprised of: (i) options to acquire shares of Class A Common Stock of the Company with an aggregate fair value of $500,000; and (ii) RSUs with an aggregate fair value of $500,000, in each case subject to the terms and conditions of the Plan and the applicable award agreements, the forms of which the Company has previously filed as exhibits to its Quarterly Reports on Form 10-Q for the quarterly periods ended July 31, 2022 and October 30, 2022. The number of shares of Class A Common Stock subject to these awards will be calculated on his first date of employment based in part on the per share closing price of the Class A Common Stock on his first date of employment and the options issued to Mr. Huebert are subject to an exercise price equal to such closing price.
The foregoing is a summary of the material terms of the employment agreement only, and is qualified in its entirety by the complete terms of the employment agreement, filed as an exhibit to this Current Report on Form 8-K. In connection with his appointment, Mr. Huebert and the Company also entered into the Company’s standard form Indemnification Agreement in favor of the Company’s directors and executive officers, the form of which the Company has previously filed as an exhibit to its Registration Statement on Form S-1, filed on July 6, 2021.
There is no arrangement or understanding between Mr. Huebert and any other person pursuant to which Mr. Huebert was appointed as the Company’s President. There are no related party transactions between the Company and Mr. Huebert, and there are no family relationships between Mr. Huebert and any of the directors or officers of the Company.
Other Leadership Responsibility Changes
As part on the Company’s ongoing succession planning efforts, Brad Cowles, a President of the Company, expanded his role to lead the waterworks product line, while retaining his responsibility for certain other initiatives aligned with Core & Main’s growth strategy. Further, Jack Schaller, who had been a President of the Company leading the waterworks product line, transitioned to a role as Executive Vice President. In such role, Mr. Schaller will continue to support the Company’s integration of newly acquired businesses, leading supplier relations and assisting with the Company’s leadership transition.
The Company issued a press release, dated as of the date hereof, which included the announcement of Mr. Huebert’s appointment as President and the Company’s other leadership responsibility changes, which is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement, dated as of July 5, 2024, by and between Core & Main LP and Michael G. Huebert
99.1	Press Release, dated July 8, 2024
104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core & Main, Inc.

By:	/s/ Mark G. Whittenburg
Name:	Mark G. Whittenburg
Title:	General Counsel and Secretary

Date: July 8, 2024